BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2014
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

3. BUSINESS ACQUISITIONS AND DISPOSALS

Acquisitions in 2014

        Acquisition of Smarts companies—In December 2014 the Group acquired controlling stakes in Penza-GSM, SMARTS-Ivanovo and SMARTS-Ufa, operating in Penza, Ivanovo and the Bashkortostan Republic, respectively. The acquired companies hold rights to use 900 and 1800 MHz radio frequencies. The acquisition enhances the Group's spectrum resources in the above regions. The purchase price comprised of cash consideration and a deferred payment, payable in 18 months after the acquisition date. The acquisition was accounted for using the purchase method of accounting.

        The following table summarizes the preliminary purchase price allocation for regional mobile operators acquired during the year ended December 31, 2014:

	SMARTS- Ivanovo	SMARTS-Ufa	Penza-GSM	Total
Month of acquisition	December	December	December
Region of operations	Central region	Volga region	Volga region
Ownership interest acquired	100%	100%	100%
Current assets	24	47	97	168
Property, plant and equipment	68	94	196	358
Rights to use radio frequencies	455	434	571	1,460
Goodwill	41	182	1,407	1,630
Customer base	21	13	44	78
Other non-current assets	—	—	165	165
Current liabilities	(88)	(268)	(327)	(683)
Non-current liabilities	(95)	(101)	(123)	(319)
Contingent consideration	(2)	(2)	(96)	(100)

Consideration paid	424	399	1,934	2,757

        The purchase price allocation of SMARTS-Ivanovo, SMARTS-Ufa and Penza-GSM was not finalized as of the date of these financial statements as the Group had not completed the valuation of individual assets of each company acquired. The Group's consolidated financial statements reflect the allocation of the purchase price based on a preliminary fair value assessment of the assets acquired and liabilities assumed. The excess of the consideration paid over the value of net assets in the amount of RUB 1,630 million was preliminarily allocated to goodwill and was attributable to the "Russia convergent" segment.

        Under the terms of purchase agreements the Group is obliged to pay additional consideration of RUB 150 million in 18 months after the acquisition date. The consideration could be reduced by the amount of tax expenses related to activities prior to the acquisition date. As of the acquisition date, the Group recorded a provision for tax liabilities in the amount of RUB 24 million and respectively reduced the additional consideration. The purchase price allocation as of the acquisition date reflected preliminary estimation of the fair value of the contingent consideration.

        Rights to use radio frequencies recognized as a result of the acquisition are amortized over a period of their remaining useful life as of the acquisition date ranging from 7 to 8 years. Customer base recognized as a result of the acquisition is amortized over the period of its estimated average useful life of 31 months.

        Pro forma results of operations (unaudited)—The following unaudited pro forma financial data for the years ended December 31, 2014, 2013 and 2012, give effect to the 2014 acquisitions of SMARTS-Ivanovo, SMARTS-Ufa and Penza-GSM as though these business combinations had been completed at the beginning of 2012.

	2014	2013	2012
Pro forma:
Net revenues	411,353	399,161	378,938
Net income	51,598	79,738	29,665

        The pro forma information is based on various assumptions and estimates. The pro forma information is neither necessarily indicative of the operating results that would have occurred if the Group acquisitions had been consummated as of January 1, 2012, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements or cost synergies or other operating efficiencies that could result from the acquisitions. The actual results of operations of these companies are included into the consolidated financial statements of the Group only from the respective dates of acquisition.

        Since their respective acquisition dates, companies acquired in 2014 contributed revenue in the amount of RUB 3 million and net loss in the amount of RUB 4 million to consolidated statement of operations and comprehensive income for the year ended December 31, 2014.

Disposal in 2013

        Disposal of Business-Nedvizhimost—In December 2013, the Group sold a 51% stake in Business-Nedvizhimost CJSC to Sistema for RUB 3.2 billion. Business-Nedvizhimost owns and manages 76 real estate sites and 44 real estate facilities throughout Moscow with a total area of roughly 178,000 sq. m. After the loss of control over the subsidiary, the Group deconsolidated Business-Nedvizhimost and applied for its 49% interest the equity method of accounting. In April 2014, the Group sold the remaining 49% stake to Sistema for RUB 3.1 billion. The disposal was accounted for as a transaction under common control directly in equity.

Acquisitions and disposals in 2012

        Acquisitions of controlling interests in regional fixed line operators—In 2012, as part of its program of regional expansion, the Group acquired controlling interests in a number of fixed line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the acquisition method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2012:

	Elf Group	Intercom	ZhelGorTeleCom	Pilot & TVKiK	Total
Month of acquisition	August	August	October	October
Region of operations	Central region	Volga region	Central region	Central region
Ownership interest acquired	100%	100%	100%	100%
Current assets	6	9	4	3	22
Property, plant and equipment	49	11	3	21	84
Goodwill	172	62	115	55	404
Customer base	45	29	54	22	150
Current liabilities	(44)	(15)	(13)	(6)	(78)
Non-current liabilities	(9)	(6)	(11)	(4)	(30)
Fair value of contingent consideration	(28)	(10)	(5)	—	(43)

Consideration paid	191	80	147	91	509

        The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        Customer base intangibles recognized as a result of the acquisitions are being amortized over a period ranging from 7 to 9 years depending on the type of subscribers.

        The recognition of goodwill in the amount of RUB 404 million from the acquisitions is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia convergent" segment.

        Tascom—In May 2012, the Group acquired a 100% stake in Tascom CJSC ("Tascom"), a market leader in providing telecommunication services to corporate clients in Moscow and the Moscow region, for RUB 1,437 million. The seller has indemnified the Group against all losses which arise in connection with liability for taxation matters relating to the pre-acquisition period. As of the acquisition date the Group recorded a provision for tax liabilities and a related indemnification asset in the amount of RUB 236 million relating to this warranty. As of December 31, 2014 the amount of the indemnification asset and related provision for tax liabilities was reduced to RUB 43 million.

        The Group also should pay to the seller any amounts received for the services rendered by Tascom prior to the acquisition date, capped at RUB 400 million—this contingent consideration arrangement was recorded at fair value of RUB 170 million which was determined based on unobservable inputs ("Level 3" of the hierarchy established by the U.S. GAAP guidance). The fair value was measured as the best estimate of all possible outcomes. During 2012-2013, the contingent consideration in the amount of RUB 170 million was completely paid to the seller.

        The acquisition was accounted for using the acquisition method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	489
Property, plant and equipment	586
Goodwill	1,083
Customer base	168
Other non-current assets	188
Current liabilities	(800)
Non-current liabilities	(107)
Fair value of contingent consideration	(170)

Consideration paid	1,437

        The excess of the consideration paid over the value of net assets acquired in the amount of RUB 1,083 million was allocated to goodwill which was attributable to the "Moscow fixed line" segment and is not deductible for income tax purposes. Goodwill is mainly attributable to the expected synergies from increase of market share and reduction of capital expenditures to be made by the Group to construct optical fiber network.

        Disposal of Stream—In May 2012, MTS and Sistema signed a shareholders agreement with respect to the management of Stream LLC ("Stream"), which owns and manages Stream.ru. In addition Sistema contributed RUB 496.1 million into Stream's charter capital giving it an ownership of 55% of Stream, thereby reducing MTS's direct ownership in Stream from 100% to 45%. After a loss of control over the subsidiary, the Group deconsolidated Stream and accounted for its interest using the equity method. The disposal was accounted for as transaction under common control directly in equity.